Exhibit 10.2

Execution Version

Dated 7 August 2015
Second Global Amendment and Restatement Agreement
between
Globalstar, Inc.
as the Borrower
Thermo Funding Company LLC
as Thermo and the Subordinated Creditor
BNP Paribas
as the COFACE Agent and the Security Agent
The Banks and Financial Institutions
named in Schedule 1 (Lenders) as the Lenders
and

Others

in respect of a COFACE Facility Agreement
dated 5 June 2009 and amended and restated on 22 August 2013

White & Case LLP
5 Old Broad Street
London EC2N 1DW

AMERICAS 90655881

13036000.1

Table of Contents
Page

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This Second Global Amendment and Restatement Agreement (the “Agreement”) is made on 7 August 2015 between:

(1)
Globalstar, Inc., a corporation duly organised and validly existing under the laws of the State of Delaware, with its principal office located at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America (the “Borrower”);

(1)
Thermo Funding Company LLC, a limited liability company duly organised and existing under the laws of the State of Colorado, with its principal office located at 1735 Nineteenth Street, Second Floor, Denver, Colorado 80202, United States of America (“Thermo” and the “Subordinated Creditor”);

(2)	The Subsidiary Guarantors, listed in Schedule 2 (Subsidiary Guarantors) as Subsidiary Guarantors (the “Subsidiary Guarantors”);

(3)
BNP Paribas, a société anonyme with a share capital of €2,491,915,350 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as facility agent and Chef de File for and on behalf of the Finance Parties (the “COFACE Agent”);

(4)
BNP Paribas, a société anonyme with a share capital of €2,491,915,350 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as the security agent (the “Security Agent”);

(5)
BNP Paribas, Société Générale, Natixis, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon) and Credit Industriel et Commercial, each acting in its capacity as a mandated lead arranger (the “Mandated Lead Arrangers”); and

(6)	The Banks and Financial Institutions listed in Schedule 1 (Lenders) as lenders (the “Lenders”).
Recitals:

(A)	The Borrower, the COFACE Agent, the Original Lenders and others entered into a facility agreement dated 5 June 2009 (the “Original Facility Agreement”).

(B)
Following the occurrence of certain Defaults and Events of Default under the Original Facility Agreement, the Borrower, the Subsidiary Guarantors, the Security Agent, the COFACE Agent, the Lenders and Thermo entered into an equity commitment, restructuring support and consent agreement dated 20 May 2013 (the “Restructuring Support and Consent Agreement”) pursuant to which the Borrower requested that, among other things, the Lenders consent and agree to a restructuring of the obligations of the Borrower under the Original Facility Agreement on the basis of certain key terms as set out therein, and subject to other terms and conditions as set out therein (the “Initial Restructuring”).

(C)
In connection with the Initial Restructuring, the Parties entered into a global deed of amendment and restatement dated 31 July 2013, as amended, varied and modified from time to time (the “First GARA”), pursuant to which the Parties agreed to, among other things, amend and restate the Original Facility Agreement (as amended and restated, the “First Amended and Restated Facility Agreement”) on the terms and subject to the First GARA.

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(D)	The Parties have agreed to amend and restate the First Amended and Restated Facility Agreement on the terms and subject to the conditions of this Agreement.
It is Hereby Agreed as follows:

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iii

This Second Global Amendment and Restatement Agreement (the “Agreement”) is made on 7 August 2015 between:

(1)
Globalstar, Inc., a corporation duly organised and validly existing under the laws of the State of Delaware, with its principal office located at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America (the “Borrower”);

(2)
Thermo Funding Company LLC, a limited liability company duly organised and existing under the laws of the State of Colorado, with its principal office located at 1735 Nineteenth Street, Second Floor, Denver, Colorado 80202, United States of America (“Thermo” and the “Subordinated Creditor”);

(3)	The Subsidiary Guarantors, listed in Schedule 2 (Subsidiary Guarantors) as Subsidiary Guarantors (the “Subsidiary Guarantors”);

(4)
BNP Paribas, a société anonyme with a share capital of €2,491,915,350 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as facility agent and Chef de File for and on behalf of the Finance Parties (the “COFACE Agent”);

(5)
BNP Paribas, a société anonyme with a share capital of €2,491,915,350 organised and existing under the laws of the Republic of France, whose registered office is at 16 boulevard des Italiens, 75009 Paris, France registered under number 662 042 449 at the Commercial Registry of Paris, acting in its capacity as the security agent (the “Security Agent”);

(6)
BNP Paribas, Société Générale, Natixis, Crédit Agricole Corporate and Investment Bank (formerly known as Calyon) and Credit Industriel et Commercial, each acting in its capacity as a mandated lead arranger (the “Mandated Lead Arrangers”); and

(7)	The Banks and Financial Institutions listed in Schedule 1 (Lenders) as lenders (the “Lenders”).
Recitals:

(A)	The Borrower, the COFACE Agent, the Original Lenders and others entered into a facility agreement dated 5 June 2009 (the “Original Facility Agreement”).

(B)
Following the occurrence of certain Defaults and Events of Default under the Original Facility Agreement, the Borrower, the Subsidiary Guarantors, the Security Agent, the COFACE Agent, the Lenders and Thermo entered into an equity commitment, restructuring support and consent agreement dated 20 May 2013 (the “Restructuring Support and Consent Agreement”) pursuant to which the Borrower requested that, among other things, the Lenders consent and agree to a restructuring of the obligations of the Borrower under the Original Facility Agreement on the basis of certain key terms as set out therein, and subject to other terms and conditions as set out therein (the “Initial Restructuring”).

(C)
In connection with the Initial Restructuring, the Parties entered into a global deed of amendment and restatement dated 31 July 2013, as amended, varied and modified from time to time (the “First GARA”), pursuant to which the Parties agreed to, among other things, amend and restate the Original Facility Agreement (as amended and restated, the “First Amended and Restated Facility Agreement”) on the terms and subject to the First GARA.

(D)	The Parties have agreed to amend and restate the First Amended and Restated Facility Agreement on the terms and subject to the conditions of this Agreement.
It is Hereby Agreed as follows:

1.	Definitions and Interpretation

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1.1	Definitions
In this Agreement:
“Amendment Fee” has the meaning given to such term in Clause 5.1 (Amendment Fee).
“August 2015 Side-Letter” means the letter from the Borrower to the COFACE Agent dated on or about the date of this Agreement relating to the occurrence of certain events under or in connection with the Finance Documents as of the date of this Agreement.
“Commitment Period” means the period commencing on the Effective Date and ending on the later of: (a) 31 March 2018; or (b) if the 8% New Notes have been irrevocably redeemed in full (and no obligations or amounts are outstanding in connection therewith), on or prior to 30 September 2019. For the avoidance of doubt, in no circumstance would clause 23.2(d) (Financial Covenants) of the Second Amended and Restated Facility Agreement have any effect on the calculation of an Equity Cure Contribution required to cure a breach of a financial covenant for any Relevant Period ending after 31 December 2017.
“Effective Date” means the date on which the COFACE Agent confirms to the Borrower and the Lenders that it has received all of the documents and other evidence set out in Schedule 3 (Conditions Precedent to the Effective Date) in form and substance satisfactory to the COFACE Agent (acting on the instructions of each Lender).
“Existing Defaults” has the meaning given to such term in Clause 8.2(a) (Waivers of Existing Defaults).
“First Amended and Restated Facility Agreement” has the meaning given to such term in Recital (C).
“First GARA” has the meaning given to such term in Recital (C).
“Initial Restructuring” has the meaning given to such term in Recital (B).
“Irrevocable Limited Power of Attorney” means an irrevocable limited power of attorney from the Borrower to the COFACE Agent to be entered into on or about the date of this Agreement on terms and subject to conditions, and which is otherwise in form and substance, satisfactory to the Lenders.
“Longstop Date” means 5 August 2015 or such other date as may be agreed between the Borrower and the COFACE Agent (acting on the instructions of all the Lenders).
“Original Facility Agreement” has the meaning given to such term in Recital (A).
“Party” means a party to this Agreement.
“Reservation Letters” means:

12(a)	the notice dated 23 March 2015 from the COFACE Agent to the Borrower;

12(b)	the letter dated 16 April 2015 from the COFACE Agent to the Borrower;

12(c)	the letter dated 24 April 2015 from the COFACE Agent to the Borrower;

12(d)	the letter dated 29 April 2015 from the COFACE Agent to the Borrower; and

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12(e)	the e-mail of 7 May 2015 from Solenne Regourd (for and on behalf of the COFACE Agent) to Timothy E. Taylor (for and on behalf of the Borrower).
“Restructuring Documents” means:

13(a)	this Agreement;

13(b)	the Second Amended and Restated Facility Agreement;

13(c)	the Second Terrapin Purchase Agreement;

13(d)	the Irrevocable Limited Power of Attorney;

13(e)	the Second Thermo Group Undertaking Letter;

13(f)	the August 2015 Side-Letter; and

13(g)	any notices or schedules entered into pursuant to any of the foregoing.
“Restructuring Support and Consent Agreement” has the meaning given to such term in Recital (B).
“Second Amended and Restated Facility Agreement” means the First Amended and Restated Facility Agreement, as amended and restated by this Agreement, the terms of which are set out in Schedule 4 (Second Amended and Restated Facility Agreement).
“Second Effective Date Commitment” has the meaning given to such term in Clause 3(a) (Equity Commitment from Thermo).
“Second Terrapin Purchase Agreement” means a stock purchase agreement with Terrapin to be entered into on or about the date of this Agreement which requires Terrapin to purchase up to US$75,000,000 of common stock of the Borrower on terms and subject to conditions, and which is otherwise in form and substance, satisfactory to the Lenders.
“Second Thermo Group Undertaking Letter” means the undertaking letter dated on or around the date of this Agreement entered into by each of the members of the Thermo Group in favour of the COFACE Agent.
“Terrapin” means Terrapin Opportunity, L.P. or any of its affiliates.

1.2	Incorporation of Defined Terms
Terms defined in clause 1.1 (Definitions) of the First Amended and Restated Facility Agreement shall, unless otherwise defined herein, have the same meaning in this Agreement and the principles of construction set out in clause 1.2 (Construction) of the First Amended and Restated Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses
In this Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule hereof. Clause headings are for ease of reference only.

1.4	Third Party Rights

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(a)
A person which is not a party to this Agreement (a “third party”) shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Agreement.

(b)	The Parties may, without the consent of any third party, vary or rescind this Agreement.

1.5	Finance Documents
In the case of any inconsistency between the provisions of this Agreement and the provisions of any other Finance Document, the provisions of this Agreement shall prevail.

2.	Amendment and Restatement

2.1	Amendment and Restatement of the First Amended and Restated Facility Agreement
With effect from the Effective Date, the First Amended and Restated Facility Agreement shall be deemed to have been amended and restated so that it shall be read and construed for all purposes as set out in Schedule 4 (Second Amended and Restated Facility Agreement).

2.2	Failure to Achieve Effective Date
If the Effective Date does not occur on or prior to the Longstop Date, such non-occurrence shall constitute an immediate Event of Default pursuant to clause 23.3 (Other Obligations) of the First Amended and Restated Facility Agreement and, for the avoidance of doubt, it is agreed that any grace period contemplated by clause 23.3(b) (Other Obligations) of the First Amended and Restated Facility Agreement shall not apply to such Event of Default.

2.3	Finance Document
Each Party agrees that this Agreement is designated a “Finance Document” for the purposes of the First Amended and Restated Facility Agreement and the Second Amended and Restated Facility Agreement.

3.	Equity Commitment from Thermo

(a)
As of the Effective Date, subject to the terms of this Agreement and the other Finance Documents (as applicable), Thermo agrees to make, or cause to be made, available to the Borrower cash equity financing (including for this purpose, convertible subordinated debt, subordinated debt, subordinated debt with warrants, or similar equity-like financial instruments which, in all cases, shall be subject to definitive documentation, including, without limitation, subordination provisions, acceptable to the COFACE Agent, the Majority Lenders and COFACE) during the Commitment Period in an aggregate amount of US$30,000,000 (the “Second Effective Date Commitment”).

(b)

(i)
If, during the Commitment Period, Thermo receives written notice demanding monies in an amount specified from the Borrower, then within fifteen (15) Business Days Thermo shall make, or cause to be made, available to the Borrower such

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requested monies, provided that the amount of such requested monies is less than or equal to the remaining Second Effective Date Commitment at such time.

(ii)
If, during the Commitment Period, an Event of Default has occurred and is continuing, then within five (5) days of receipt of any notice from the COFACE Agent specifying an amount of monies reasonably believed by the COFACE Agent to be necessary to fund the capital requirements of the Borrower, the Borrower shall issue a Fixed Request Notice (as defined in the Second Terrapin Purchase Agreement or the Replacement Purchase Agreement (as defined in the Second Amended and Restated Facility Agreement), as applicable) to Terrapin or the Replacement Investor, as applicable, for the amount specified in such notice from the COFACE Agent.  If Terrapin or the Replacement Investor fails to purchase shares of the Borrower and provide the Borrower with cash proceeds in an amount equal to that which was specified in the COFACE Agent’s notice (as described in the preceding sentence), then the COFACE Agent may issue a written notice to Thermo demanding such monies for the Borrower, and, within fifteen (15) Business Days Thermo shall make, or cause to be made, available to the Borrower such requested monies, provided that the amount of such requested monies is less than or equal to the Remaining Second Effective Date Commitment at such time.

(c)
The outstanding balance of the Second Effective Date Commitment shall only be reduced pursuant to Clause 7.2(b) (Terrapin Equity Funding) or otherwise by cash equity financing received by the Borrower and utilized as an Equity Cure Contribution during the Commitment Period from Thermo or an external equity funding source, including Terrapin or a Replacement Investor (as defined in the Second Amended and Restated Facility Agreement). For the avoidance of doubt, the Second Effective Date Commitment shall not be reduced by any cash proceeds from any cash equity financing received on or prior to the Effective Date from any person, including, without limitation, the cash equity financing provided by Terrapin on or about 22 June 2015, as described in Clause 7.2(a) (Terrapin Equity Financing).

(d)	Thermo hereby acknowledges and agrees that:

(i)
it shall execute and deliver all agreements, instruments, certificates, filings and other documents necessary, or otherwise reasonably requested by the Borrower or the COFACE Agent, to effect the Second Effective Date Commitment in accordance with the terms set out in this Clause 3 (Equity Commitment from Thermo);

(ii)	its obligation to fund the Second Effective Date Commitment shall be irrevocable and subject only to the conditions expressly set out in this Clause 3 (Equity Commitment from Thermo); and

(iii)
it shall procure that any third-party that provides the Borrower or any of the Subsidiary Guarantors with convertible subordinated debt, subordinated debt, subordinated debt with warrants, or similar equity-like financial instruments shall agree to be bound by subordination provisions on terms acceptable to the COFACE Agent, the Majority Lenders and COFACE.

4.	Representations and Warranties

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4.1	Borrower Representations

(c)
Subject to the disclosures set out in Schedule 5 (Disclosures) and the August 2015 Side-Letter, on each of the date of this Agreement and the Effective Date, the Borrower repeats in favour of the Finance Parties each of the representations and warranties set out in clause 18 (Representations) of the Second Amended and Restated Facility Agreement but with reference to the facts existing as of the date on which such representation is being repeated (with, in respect of any representations and warranties repeated on the date of this Agreement, any reference therein to the “Effective Date” being deemed to be the date of this Agreement).

(d)	On the Effective Date, the Borrower represents that the obligations of the Borrower and Terrapin under the Second Terrapin Purchase Agreement:

(i)	are, subject to the Reservations, the legal, valid, binding and enforceable obligations of the Borrower, and, to the best of the Borrower’s knowledge, Terrapin; and

(ii)	have not been repudiated, terminated or otherwise cancelled by the Borrower or Terrapin and there is no breach thereunder by either party thereto.

4.2	Subsidiary Guarantor Representations
Subject to the disclosures set out in Schedule 5 (Disclosures) and the August 2015 Side-Letter, on each of the date of this Agreement and the Effective Date, each Subsidiary Guarantor repeats in favour of the Finance Parties each of the representations and warranties set out in clause 4 (Representations and Warranties) of the Amended and Restated Guarantee Agreement (as defined in the First GARA) but with reference to the facts existing as of the date on which such representation is being repeated (with, in respect of any representations and warranties repeated on the date of this Agreement, any reference therein to the “Effective Date” being deemed to be the date of this Agreement).

4.3	Thermo Representations
Subject to the disclosures set out in Schedule 5 (Disclosures) and the August 2015 Side-Letter, on each of the date of this Agreement and the Effective Date, Thermo repeats in favour of the Finance Parties each of the representations and warranties set out in clause 4 (Representations and Warranties) of the Amended and Restated Thermo Subordination Deed (as defined in the First GARA) but with reference to the facts existing as of the date on which such representation is being repeated (with, in respect of any representations and warranties repeated on the date of this Agreement, any reference therein to the “Effective Date” being deemed to be the date of this Agreement).

5.	Amendment Fee

5.1	Amendment Fee
As consideration for the Finance Parties’ entry into this Agreement and any other Restructuring Document, the Borrower shall pay a fee in an amount equal to US$85,000 (the “Amendment Fee”) to be allocated as follows:

(a)	to the COFACE Agent (for the account of each Lender) a waiver fee in an amount equal to US$15,000 per Lender; and

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(b)	to the COFACE Agent (for its own account) a waiver fee in an amount equal to US$10,000.

5.2	Payment
The Amendment Fee shall be payable on or prior to the Effective Date as a condition precedent to the occurrence thereof.
4.3    Non-refundable
The Amendment Fee shall be payable in immediately available funds and, once paid, shall be non-refundable and non-creditable against any other fees payable in connection with the First Amended and Restated Facility Agreement or the Second Amended and Restated Facility Agreement.

6.	Confirmations of Obligors

6.1	Confirmations – Date of this Agreement
As of the date of this Agreement:

(a)	each Obligor irrevocably and unconditionally confirms its acceptance of the Second Amended and Restated Facility Agreement;

(b)
each Obligor irrevocably and unconditionally confirms that notwithstanding this Agreement, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor thereunder are not released, discharged or impaired by this Agreement;

(c)
each Subsidiary Guarantor irrevocably and unconditionally confirms that its guarantee and indemnity under clause 2.1 (Guarantee and Indemnity) of the Original Guarantee Agreement (as defined in the First GARA) or the Additional Guarantee Agreement (as defined in the First GARA) (as the case may be):

(i)	continues in full force and effect on the terms of the Original Guarantee Agreement or the Additional Guarantee Agreement (as the case may be); and

(ii)	extends to the liabilities and obligations of the Obligors under the Finance Documents (including this Agreement);

(d)
each Obligor irrevocably and unconditionally confirms that any Lien created by it under the Security Documents extends to the liabilities and obligations of the Obligors under the Finance Documents subject to any limitations set out in the Security Documents; and

(e)
each Obligor irrevocably and unconditionally confirms that the Liens created under the Security Documents to which it is a party continue in full force and effect on the terms of the Security Documents.

6.2	Confirmations – Effective Date
As of the Effective Date:

(a)	each Obligor irrevocably and unconditionally confirms its acceptance of the Second Amended and Restated Facility Agreement;

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(b)	each Obligor irrevocably and unconditionally agrees that it is bound by the terms of the Second Amended and Restated Facility Agreement applicable to it;

(c)
each Subsidiary Guarantor irrevocably and unconditionally confirms that its guarantee and indemnity under clause 2.1 (Guarantee and Indemnity) of the Amended and Restated Guarantee Agreement (as defined in the First GARA):

(i)	continues in full force and effect on the terms of the Amended and Restated Guarantee Agreement (as defined in the First GARA); and

(ii)	extends to the liabilities and obligations of the Obligors under the Finance Documents;

(d)
each Obligor irrevocably and unconditionally confirms that, except as explicitly provided for in this Agreement, each Finance Document to which it is a party remains in full force and effect and the rights, duties and obligations of each Obligor thereunder are not released, discharged or impaired by this Agreement;

(e)
each Obligor irrevocably and unconditionally confirms that any Lien created by it under the Security Documents extends to the liabilities and obligations of the Obligors under the Finance Documents (as such term is defined in the Second Amended and Restated Facility Agreement and including the Restructuring Documents) subject to any limitations set out in the Security Documents;

(f)
each Obligor irrevocably and unconditionally confirms that the obligations of the Obligors arising under the Finance Documents (as such term is defined in the Second Amended and Restated Facility Agreement and including the Restructuring Documents) are included in the definition of the relevant secured obligations (howsoever defined) for the purposes of the Security Documents; and

(g)
each Obligor irrevocably and unconditionally confirms that the Liens created under the Security Documents to which it is a party continue in full force and effect on the terms of the Security Documents.

7.	Other Provisions

7.1	Withdrawal of Reservation Letters
As of the Effective Date and to the maximum extent permitted by Applicable Law, the COFACE Agent agrees to withdraw the Reservation Letters.

7.2	Terrapin Equity Financing

(a)
As of the Effective Date, the Finance Parties acknowledge and agree that the US$14,000,000 in equity financing received by the Borrower from Terrapin on 22 June 2015 pursuant to the First Terrapin Purchase Agreement (as defined in the Second Amended and Restated Facility Agreement) shall be credited towards the Relevant Contribution (to the extent needed) for the purposes of curing a breach of a relevant covenant in respect of a Relevant Period ending on 30 June 2015 which was within the thirty (30) day period after providing notice. For the avoidance of doubt, nothing herein shall be deemed a waiver of any right of the Finance Parties to assert an Event of Default pursuant to clause 23.2 (Financial

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Covenants) of the Second Amended and Restated Facility Agreement if the Borrower fails to make a Relevant Contribution in excess of US$14,000,000 (to the extent needed) to cure any breach of a relevant covenant in respect of a Relevant Period ending on 30 June 2015.

(b)	The Finance Parties acknowledge and agree that:

(i)
the US$15,000,000 in equity financing to be received by the Borrower from Terrapin pursuant to paragraph 3(a) of Schedule 6 (Conditions Subsequent to the Effective Date) may be used in its entirety or in part for any Relevant Contribution to cure a breach of a relevant covenant in respect of a Relevant Period ending on 31 December 2015; and

(ii)	the Second Effective Date Commitment shall be reduced by the amount of such funds received pursuant to paragraph (b)(i) above at such time as the Borrower receives such funds.

(c)	For the avoidance of doubt, no portion of such equity financing shall apply towards a breach of a relevant covenant in respect of a Relevant Period ending on 30 June 30 2015.

7.3	Equity Raises After 31 August 2015 But Prior to 30 June 2016
As of the Effective Date, the Finance Parties acknowledge and agree that any cash equity financing made available to the Borrower after 31 August 2015 but prior to 30 June 2016 pursuant to the Second Terrapin Purchase Agreement, the Second Effective Date Commitment or otherwise may be used in its entirety or in part for any Relevant Contribution to cure a breach of a relevant covenant in respect of a Relevant Period ending on 30 June 2016 provided that such cash equity financing shall not have been applied as an Equity Cure Contribution for the purposes of any prior Relevant Period.

7.4	Conditions Subsequent
As soon as possible, but in any event no later than the latter of (a) the date specified for a condition set out in Schedule 6 (Conditions Subsequent to the Effective Date) or (b) 10 September 2015, each condition subsequent set out in Schedule 6 (Conditions Subsequent to the Effective Date) shall be satisfied in form and substance satisfactory to the COFACE Agent (acting on the instructions of each Lender).

8.	Continuity, Waivers and Further Assurance

8.1	Continuing Obligations

(d)	The provisions of the First Amended and Restated Facility Agreement and each other Finance Document, save as amended hereby, continue in full force and effect.

(e)
For the avoidance of doubt, this Agreement shall not constitute an assignment or novation of any of the rights and obligations of any party to the First Amended and Restated Facility Agreement, nor shall it constitute an amendment to any Finance Document (except as expressly provided in this Agreement) or Security Document in place at the date of this Agreement, each of whose terms shall remain in full force and effect.

8.2	Waivers of Existing Defaults

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(a)	The Borrower confirms that it has advised the COFACE Agent of any Defaults and/or Events of Default existing under the Finance Documents (the “Existing Defaults”) as of the date of this Agreement.

(b)	The Lenders agree that on and from the Effective Date, all Existing Defaults (to the extent that such Existing Defaults are continuing) shall be permanently waived.

(c)
Subject to paragraph (d) below, the waiver contained in this Clause 8.2 (Waiver of Existing Defaults) shall extend solely to the Existing Defaults which have occurred as of the date of this Agreement and shall not apply to any Defaults or Events of Default which first occur following the date of this Agreement (including those of a similar nature to the Existing Defaults).

(d)	If:

(i)	any Defaults or Events of Default arise during the period from the date of this Agreement to the Effective Date (the “Relevant Defaults”); and

(ii)	the COFACE Agent receives a written request from the Borrower requesting the designation of the Relevant Defaults as Existing Defaults, then the COFACE Agent may, acting on the instructions of each Lender, agree in writing to designate the Relevant Defaults as “Existing Defaults” for the purposes of this Agreement.

8.3	Further Assurance
The Borrower shall, at the request of the COFACE Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement and the other Restructuring Documents.

9.	Release
As of the Effective Date and to the maximum extent permitted by Applicable Law, the Borrower and each of its Affiliates hereby release the Finance Parties, and each of their respective affiliates, partners, trustees, shareholders, representatives, attorneys-in-fact, controlling persons, employees, officers, directors, agents, attorneys and advisors, from all claims, demands, disputes, objections, liabilities or obligations whether based in contract, tort or any other theory at law or equity, arising out of, related to or in connection with the Group, Thermo, any of the Finance Documents, any documents related to any other debt obligation of the Group, and any other document or instrument executed in connection with the transactions contemplated by this Agreement and the Restructuring Documents and all transactions related in any way thereto.

10.	Miscellaneous

10.1	Incorporation of Terms
The provisions of clauses 13.4 (Stamp Taxes), 13.5 (Value Added Tax), 35 (Partial Invalidity), 36 (Remedies and Waivers), 40 (Enforcement) and 41 (Confidentiality) of the First Amended and Restated Facility Agreement shall also apply to this Agreement as if expressly set out herein, mutatis mutandis, with each reference therein to “this Agreement” being deemed to be a reference to this

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Agreement, each reference to “Party” or “Parties” being deemed to be a reference to the parties to this Agreement and each reference to the “Borrower” being deemed to be a reference to each Obligor and the Subordinated Creditor. For the purposes of incorporating clause 41 (Confidentiality) of the Second Amended and Restated Facility Agreement into this Agreement, the Parties agree that the definition of Confidential Information shall be extended to include any information provided by the Borrower, Thermo or any other person to satisfy the requirements of paragraph 4 of Schedule 6 (Conditions Subsequent to the Effective Date).

10.2	Governing Law
This Agreement, and any non‑contractual obligations arising out of or in connection with it, shall be governed by, and construed in accordance with, English law.

10.3	Counterparts
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

10.4	Set-off
If an Event of Default has occurred and is continuing, a Finance Party may set‑off any matured obligation due from an Obligor under the Finance Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation.  If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set‑off.  Following the exercise of a right of set‑off under this Agreement, the relevant Finance Party shall notify the Borrower.
This Agreement has been executed by the Borrower, Thermo, and the Subsidiary Guarantors and has been signed on behalf of the other Parties.

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SIGNATURE PAGES

The Borrower

SIGNED by GLOBALSTAR, INC. acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

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Thermo

SIGNED by THERMO FUNDING COMPANY LLC acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

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SIGNED by GSSI, LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by GLOBALSTAR SECURITY SERVICES, LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by GLOBALSTAR C, LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by GLOBALSTAR USA, LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by GLOBALSTAR LEASING LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by SPOT LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by ATSS CANADA, INC. in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by GLOBALSTAR BRAZIL HOLDINGS, L.P. in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by GCL LICENSEE LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by GUSA LICENSEE LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by GLOBALSTAR LICENSEE LLC in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by GLOBALSTAR MEDIA, L.L.C. in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

SIGNED by GLOBALSTAR BROADBAND SERVICES INC. in its capacity as GUARANTOR acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

Address of Guarantor:
Globalstar, Inc.
300 Holiday Square Boulevard
Covington
LA 70433
United States of America
Attention:    James Monroe III
Telephone No.:    +1 (985) 335-1500
Fax No.:    +1 (985) 335-1900

AMERICAS 90655881

AMERICAS 90655881

The Subordinated Creditor

SIGNED by THERMO FUNDING COMPANY LLC acting by its attorney Lindsey Keeble, attorney-in-fact	/s/ Lindsey Keeble

AMERICAS 90655881

Lender
BNP Paribas
_____________________________
By: /s/ Jean Philippe Poirier
Name: Jean Philippe Poirier
Title: Export Finance
_____________________________
By: /s/ Irene Paschalidis
Name: Irene Paschalidis
Title: Export Finance, Head of French Desk

AMERICAS 90655881

Lender
Société Générale
_____________________________
By: /s/ Benoit Tangny
Name: Benoit Tangny
Title: Managing Director

AMERICAS 90655881

AMERICAS 90655881

Lender
Natixis
_____________________________
By: /s/ Thibault Lantoine
Name: Thibault Lantoine
Title: Head of Aviation & Export Asset Monitoring
_____________________________
By: /s/ Jean-Louis Viala
Name: Jean-Louis Viala
Title: Executive Director, SEF

AMERICAS 90655881

Lender
Crédit Agricole Corporate and Investment Bank
_____________________________
By: /s/ Xavier Ricard
Name: Xavier Ricard
Title: Distressed Assets
_____________________________
By: /s/ Mourad Ilekti
Name: Mourad Ilekti
Title:

AMERICAS 90655881

AMERICAS 90655881

Lender
Crédit Industriel et Commercial
_____________________________
By: /s/ Anne-Helene Hovasse
Name: Anne-Helene Hovasse
Title: Associate Director
_____________________________
By: /s/ Francois-Xavier Archambault
Name: Francois-Xavier Archambault
Title: Senior Vice President

AMERICAS 90655881

Mandated Lead Arranger
BNP Paribas
_____________________________
By: /s/ Jean Philippe Poirier
Name: Jean Philippe Poirier
Title: Export Finance
_____________________________
By: /s/ Irene Paschalidis
Name: Irene Paschalidis
Title: Export Finance, Head of French Desk

AMERICAS 90655881

Mandated Lead Arranger
Société Générale
_____________________________
By: /s/ Benoit Tangny
Name: Benoit Tangny
Title: Managing Director

AMERICAS 90655881

Mandated Lead Arranger
Natixis
_____________________________
By: /s/ Thibault Lantoine
Name: Thibault Lantoine
Title: Head of Aviation & Export Asset Monitoring
_____________________________
By: /s/ Jean-Louis Viala
Name: Jean-Louis Viala
Title: Executive Director, SEF

AMERICAS 90655881

Mandated Lead Arranger
Crédit Agricole Corporate and Investment Bank
_____________________________
By: /s/ Xavier Ricard
Name: Xavier Ricard
Title: Distressed Assets
_____________________________
By: /s/ Mourad Ilekti
Name: Mourad Ilekti
Title:

AMERICAS 90655881

Mandated Lead Arranger
Crédit Industriel et Commercial
_____________________________
By: /s/ Anne-Helene Hovasse
Name: Anne-Helene Hovasse
Title: Associate Director
_____________________________
By: /s/ Francois-Xavier Archambault
Name: Francois-Xavier Archambault
Title: Senior Vice President

AMERICAS 90655881

Security Agent
BNP Paribas
_____________________________
By: /s/ Jean Philippe Poirier
Name: Jean Philippe Poirier
Title: Export Finance
_____________________________
By: /s/ Irene Paschalidis
Name: Irene Paschalidis
Title: Export Finance, Head of French Desk

AMERICAS 90655881

COFACE Agent
BNP Paribas
_____________________________
By: /s/ Jean Philippe Poirier
Name: Jean Philippe Poirier
Title: Export Finance
_____________________________
By: /s/ Irene Paschalidis
Name: Irene Paschalidis
Title: Export Finance, Head of French Desk

AMERICAS 90655881

Schedule 1Lenders

1.	BNP Paribas;

2.	Société Générale;

3.	Natixis;

4.	Crédit Agricole Corporate and Investment Bank; and

5.	Crédit Industriel et Commercial.

AMERICAS 90655881

Schedule 2    Subsidiary Guarantors

1.
GSSI, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3732317 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

2.
Globalstar Security Services, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3747502 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

3.
Globalstar C, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3732313 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

4.
Globalstar USA, LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 2663064 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

5.
Globalstar Leasing LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 3731109 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

6.
Spot LLC, a limited liability company organised in Colorado, United States of America, with organisational identification number 20071321209 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

7.
ATSS Canada, Inc., a corporation incorporated in Delaware, United States of America, with organisational identification number 2706412 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

8.
Globalstar Brazil Holdings, L.P., a limited partnership formed in Delaware, United States of America, with organisational identification number 2453576 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

9.
GCL Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187922 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

10.
GUSA Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187919 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

11.
Globalstar Licensee LLC, a limited liability company organised in Delaware, United States of America, with organisational identification number 4187920 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433, United States of America;

12.
Globalstar Media, L.L.C., a limited liability company organised in Louisiana, United States of America, with organisational identification number 40224959K and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433; and

AMERICAS 90655881	45

13.
Globalstar Broadband Services Inc. a corporation incorporated in Delaware, United States of America, with organisational identification number 4833062 and whose chief executive office is at 300 Holiday Square Boulevard, Covington, LA 70433.

AMERICAS 90655881	46

Schedule 3    Conditions Precedent to the Effective Date

1.	Obligors

(a)	A copy of the constitutional documents of each Obligor.

(b)	A copy of a resolution of the board of directors of each Obligor:

(i)	approving the terms of, and the transactions contemplated by, the Restructuring Documents to which it is a party and resolving that it execute the Restructuring Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the Restructuring Documents to which it is a party on its behalf; and

(iii)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Restructuring Documents to which it is a party.

(c)	A specimen of the signature of each person authorised by the resolutions referred to in paragraph (b) above.

(d)	A certificate from a Responsible Officer of the Borrower certifying that, as at the Effective Date:

(i)	each copy document relating to an Obligor specified in this Schedule 3 (Conditions Precedent to the Effective Date) is correct, complete and in full force and effect as at the Effective Date;

(ii)	all representations and warranties of the Obligors contained in the Restructuring Documents are true, correct and complete in all respects;

(iii)	none of the Obligors is in violation of any of the covenants contained in the Restructuring Documents save as set out in the Restructuring Documents; and

(iv)	after giving effect to the transactions contemplated by the Restructuring Documents, no Default or Event of Default has occurred and is continuing.

(e)
Certificates as of a recent date of the good standing of each Obligor under the laws of its jurisdiction of organisation and, to the extent requested by the COFACE Agent, each other jurisdiction where such Obligor is qualified to do business.

2.	Restructuring Documents
An original (duly executed by each of the parties thereto) of:

(a)	this Agreement; and

(b)	each of the other Restructuring Documents (other than the Second Amended and Restated Facility Agreement which shall be scheduled to this Agreement).

AMERICAS 90655881	47

3.	COFACE Insurance Policy
Each COFACE Insurance Policy (as amended) is in full force and effect and is in form and substance satisfactory to the COFACE Agent (acting on the instructions of all Lenders) and the COFACE Agent (acting on the instructions of all the Lenders) is satisfied that all conditions to each COFACE Insurance Policy are fulfilled, that all requisite approvals of the French Authorities have been obtained and, if required, payment of any portion of any new COFACE Insurance Premium then owing (if any) has been made.

4.	Equity / Subordinated Debt

(a)
Certification by a Responsible Officer of the Borrower that no amendment, variation, novation, supplement, waiver, or modification shall have been made to, or in respect of, the terms of the 8% New Notes or the Thermo Loan Agreement since execution of the First GARA.

(b)	Evidence (which must include a certification by the Borrower) that the Borrower has received the equity financing from Terrapin described in Clause 7.2(a) (Terrapin Equity Financing).

5.	Debt Service Reserve Account
Evidence that the DSRA Required Balance is standing to the credit of the Debt Service Reserve Account.

6.	No Litigation
No litigation, arbitration, administrative, governmental, regulatory or other investigations, proceedings or disputes are commenced or threatened against the Group or its assets which has not been disclosed to the COFACE Agent in writing.

7.	Other Documents and Evidence

(a)	Evidence that any process agent referred to in the Finance Documents has accepted its appointment.

(b)
A copy of any other Authorisation or other document, opinion or assurance which any Lender considers to be necessary in connection with the entry into and performance of the transactions contemplated by any Restructuring Document or for the validity or enforceability of any Restructuring Document.

(c)
Payment of all fees, costs and expenses of the Finance Parties associated with the negotiation, preparation, due diligence, documentation, administration and closing of the Restructuring Documents and the transactions contemplated therein, including payment in cash of:

(i)	the Amendment Fee, and

(ii)	all fees and expenses of the Finance Parties and their professional advisors, including, without limitation, any fees payable to White & Case LLP and FTI Consulting, Inc., as approved by the Lenders.

(d)	Receipt by the COFACE Agent of a comfort letter addressed to it from James Monroe III.

(e)	Receipt by the COFACE Agent of a letter addressed to it from Thermo and the beneficiary of the ultimate owner of Thermo acknowledging that:

AMERICAS 90655881	48

(i)
the Lenders have requested the provision of the financial statements (or equivalent document) of Thermo and certain “Know Your Customer” documentation in respect of the “James Monroe Revocable Trust dated January 1, 1997”, which have not been provided by Thermo on the basis that such documents are not available; and

(ii)
if a Lender is obliged by its compliance reporting requirements to report the unavailability of the financial statements (or equivalent document) of Thermo or such “Know Your Customer” documentation, Thermo and the ultimate owner of Thermo agree to take all such action required to release the relevant Lender from any potential liability that may be asserted against it if Thermo or the ultimate owner of Thermo (as beneficiary of the above-mentioned trust) suffers any negative consequences due to such documents not being provided to the Lenders, in such form as shall be acceptable to the COFACE Agent.
Schedule 4    Second Amended and Restated Facility Agreement
Part 1    See Exhibit 10.[3]

AMERICAS 90655881	49

Schedule 5    Disclosures

1.	Clause 18.5 No Proceedings Pending or Threatened

(a)
Globalstar, Inc. v. Thales Alenia Space France. On June 3, 2011, the Borrower filed a demand for arbitration against Thales Alenia Space France (“Thales”) before the American Arbitration Association to enforce certain rights to order additional satellites under the Amended and Restated Contract for the construction of the Globalstar Satellite for the Second Generation Constellation dated and executed in June, 2009 (“2009 Contract”).

On May 10, 2012, the arbitration tribunal issued its award (the “Arbitration Award”) in which it determined that the Borrower materially breached the contract by failing to pay to Thales termination charges in the amount of €51,330,875 by October 9, 2011, and that absent further agreement between the parties, Thales has no further obligation to manufacture or deliver satellites under Phase 3 of the 2009 Contract. The arbitrator’s ruling also required the Borrower to pay Thales approximately €53 million in termination charges and interest by June 9, 2012.
On May 23, 2012, Thales commenced an action in the United States District Court for the Southern District of New York, Case No. 12-4102 (PAE) by filing a petition to confirm the Arbitration Award (the “New York Proceeding”).
On June 24, 2012, the Borrower and Thales agreed to settle their prior commercial disputes, including those disputes that were the subject of the Arbitration Award. In order to effectuate this settlement, the Borrower and Thales entered into a Release Agreement (the “Release Agreement”), Settlement Agreement (the “Settlement Agreement”) and Submission Agreement. Under the terms of the Release Agreement, Thales agreed unconditionally and irrevocably to release and forever discharge the Borrower of any obligation to pay €35,623,770 of the termination charges awarded in the Arbitration Award together with all interest on the award amount upon the earlier of December 31, 2012 and the occurrence of the effective date of the financing of the purchase of the additional six second-generation satellites. Under the terms of the Release Agreement, the Borrower agreed unconditionally and irrevocably to release and forever discharge Thales from any and all claims related to Thales’ work under Phase 2 of the 2009 Contract, including any obligation to pay liquidated damages upon the earlier of December 31, 2012 and the occurrence of the effective date of the financing of the purchase of the additional six second-generation satellites.
Under the terms of the Settlement Agreement, the Borrower agreed to pay €17,530,000 to Thales representing one-third of the termination charges awarded to Thales in the Arbitration Award on the later of the effective date of the new contract for the purchase of the six additional second-generation satellites and the occurrence of the effective date of the financing of the purchase of the additional six second-generation satellites. Further, the court in the New York Proceeding previously agreed to extend the time for the Borrower to file responsive pleadings in the New York Proceeding until July 1, 2013. Thales and the Borrower entered into a Tolling Agreement as of June 13, 2013 under which Thales dismissed the New York Proceeding without prejudice. The Tolling Agreement terminated on May 23, 2015. Under no circumstances can Thales refile the petition after May 23, 2016.

AMERICAS 90655881	50

Any party to the Settlement Agreement can terminate the Settlement Agreement given the effective date of the new contract for the purchase of the six additional second-generation satellites did not occur on or prior to February 28, 2013. No party has terminated the Settlement Agreement. Termination of the Settlement Agreement by any party would not terminate the above-described Release Agreement.
Under the terms of the Submission Agreement, the Borrower and Thales agreed to seek clarification of the Arbitration Award with respect to a €3,864,000 claim by Thales related to the Phase 2 satellites. Article 4 of the 2009 Contract sets forth a price term of €3,864,000 with respect to Phase 2 of the Contract. In the prior arbitration proceeding, Thales claimed that it was entitled to payment of this amount pursuant to Article 26 of the Contract upon termination of Phase 3 of the Contract for convenience. The Borrower disputed that any such amount was owed. The Arbitration Award found that the Borrower was not obligated to pay the amount under Article 26 of the Contract. Subsequently, Thales demanded that the Borrower nevertheless pay the amount. In order to resolve this dispute, the Borrower and Thales agreed to submit the issue to Mr. James Carter in an ad hoc arbitration proceeding. On December 3, 2012, Mr. Carter issued an award in favour of the Borrower, ruling inter alia that the Borrower is not obligated to pay any portion of the €3,864,000 amount and that Thales is judicially estopped from claiming otherwise.

(b)
Borrower petition for rulemaking. The Borrower filed a petition for rulemaking with the FCC on November 13, 2012 in order to obtain regulatory authority to offer terrestrial services over its mobile satellite services (MSS) spectrum, including mobile broadband services.

Therein, the Borrower proposed both a near-term plan and a separate long-term plan for utilizing its MSS spectrum terrestrially. Under the proposed near-term plan, the Borrower has requested a license to offer terrestrial services over 11.5 MHz of its exclusively licensed MSS spectrum at 2483.5-1495MHz. As part of its near-term plan, the Borrower has also requested authority to utilize 10.5 MHz of adjacent unlicensed spectrum at 2473-2483.5MHz in the Industrial, Scientific and Medical (“ISM”) band in order to offer a Terrestrial Low Power Service (“TLPS”). With TLPS, the Borrower could make available a carrier-grade service over a fourth 22 MHz channel (Channel 14 under the existing 802.11 standard) over which existing Wi-Fi capable devices could operate.
In its rulemaking, the Borrower also proposed a long-term plan to utilize its full 19.275 MHz of exclusively licensed MSS spectrum for a conventional terrestrial wireless network. This proposal will take more time to work through the additional technical issues that are associated with operating a terrestrial wireless service near the GPS frequency band.
After the Borrower filed its petition, the FCC quickly placed the petition on public notice and received comments on the petition during January 2013.  In November 2013, the FCC proposed rules, which, if adopted, would enable the Borrower to offer low-power ATC services such as TLPS over a portion of our licensed MSS spectrum. The public comment period on these proposed rules ended in June 2014, and the Borrower anticipate that the FCC will take final action in this proceeding in the near future. The proposed rules would substantially eliminate the gating criteria as applied to low-power ATC services and would allow us to provide TLPS over our licensed spectrum together with the use of the adjacent unlicensed spectrum. If the FCC takes final action to adopt these proposed rules, we plan

AMERICAS 90655881	51

to establish one or more partnerships to deploy commercial service promptly as well as to seek similar terrestrial authority in certain international jurisdictions.

(c)
Iridium petition for rulemaking. On February 11, 2013 Iridium Constellation LLC (“Iridium”) filed a petition for rulemaking with the FCC requesting that 2.725 MHz of Big Leo spectrum presently licensed to the Borrower be reallocated to Iridium’s exclusive use. This includes 1.775 MHz of spectrum currently licensed to the Borrower exclusively at 1616-1617.775 MHz, as well as 0.95 MHz of spectrum currently shared by the Borrower and Iridium at 1617.775-1618.725 MHz. Iridium also filed a motion to consolidate its petition for rulemaking with the petition for rulemaking filed by the Borrower in November of 2012 to receive terrestrial flexibility to offer mobile broadband services. On November 1, 2012, the Commission requested public comment on Iridium’s petition.

Iridium subsequently filed a “revised spectrum proposal” seeking exclusive use of 1.225 MHz of spectrum (1617.5-1618.725 MHz) and shared use of 1.5 MHz of additional spectrum (1610-1617.5 MHz); and on April 17, 2015, Iridium filed another revised plan for sharing a portion of Globalstar’s spectrum with no reallocation of exclusive use to Iridium. On May 14, 2015, Globalstar filed an opposition to Iridium’s latest revised plan which included an additional technical report by Roberson & Associates. The FCC has not taken any further action on Iridium’s petition and motion. The Borrower will continue to vigorously oppose both Iridium’s petition and its motion to consolidate.

(d)
Tax Returns and Payments. The Borrower operates in various U.S. and foreign tax jurisdictions. The process of determining its anticipated tax liabilities involves many calculations and estimates which are inherently complex. The Borrower believes that it has complied in all material respects with its obligations to pay taxes in these jurisdictions. However, its position is subject to review and possible challenge by the taxing authorities of these jurisdictions. If the applicable taxing authorities were to challenge successfully its current tax positions, or if there were changes in the manner in which the Borrower conducts its activities, the Borrower could become subject to material unanticipated tax liabilities. It may also become subject to additional tax liabilities as a result of changes in tax laws, which could in certain circumstances have a retroactive effect.

(i)
In January 2012, the Borrower’s Canadian subsidiary was notified that its income tax returns for the years ended October 31, 2008 and 2009 had been selected for audit. The Borrower’s Canadian subsidiary is in the process of collecting the information required by the Canada Revenue Agency.  The Canada Revenue Agency has reviewed the information provided by the Borrower’s Canadian subsidiary and has issued an assessment for those years under audit. The Borrower’s Canadian subsidiary has filed an objection for the cash settlement and for the net operating loss carry forward to be adjusted for the assessed amount.

(ii)
Except for the audits noted above, neither the Borrower nor any of its Subsidiaries are currently under audit by the IRS or by any state jurisdiction in the United States. The Borrower's corporate US tax returns for 2010 and subsequent years remain subject to examination by tax authorities. State income tax returns are generally subject to examination for a period of three to five years after filing of the respective return. The state impact of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states.

AMERICAS 90655881	52

(iv)
Through a prior foreign acquisition the Borrower acquired a tax liability for which the Borrower has been indemnified by the previous owners. As of December 31, 2014 and 2013, the Borrower had recorded a tax liability of $1.1million and $2.2 million, respectively, to the foreign tax authorities with an offsetting tax receivable from the previous owners. An agreement was reached in November of 2014 to settle the outstanding tax liability by utilization of the Brazilian Tax Amnesty program and the accumulated fiscal losses related to tax periods preceding the date of the agreement. The Borrower may be exposed to liabilities in the future if its subsidiary in Brazil, after making use of all available tax benefits and fiscal losses, incurs additional tax liabilities for which it may not be fully indemnified by the seller, or the seller may fail to perform its indemnification obligations.

(v)
In the Borrower's international tax jurisdictions, numerous tax years remain subject to examination by tax authorities, including tax returns for 2005 and subsequent years in most of the Borrower's international tax jurisdictions.

2.     Clause 18.36(c) Notes and Purchase Agreement
The 5% Notes and Old 8% Notes were converted into equity in accordance with their terms.
Schedule 6    Conditions Subsequent to the Effective Date

1.	Legal Opinions

(c)	A legal opinion of White & Case LLP (advisers to the Lenders) as to matters of the laws of England and confirming, amongst other things, the validity and enforceability of this Agreement.

(d)
A legal opinion of Taft Stettinius & Hollister LLP (advisers to the Borrower) confirming, amongst other things, the due authorization of each Obligor, the validity and enforceability of the Restructuring Documents governed by New York law, and that the Finance Documents (except as expressly provided in this Agreement) and the Security Documents in place at the date of the Agreement are the legal, valid, binding and enforceable obligations of the Obligors, notwithstanding the amendments to the First Amended and Restated Facility Agreement as set out in this Agreement.

(e)
Such other favourable legal opinions of counsel to the Obligors addressed to the COFACE Agent (for and on behalf of itself and the other Finance Parties) with respect to the Obligors, the Restructuring Documents and such other matters as the COFACE Agent shall reasonably request, including, without limitation, FCC matters.

2.	Security Matters

(a)
Within thirty (30) days of the Effective Date, or such later date as the COFACE Agent, acting on the instructions of the Lenders, may agree, a Security Document pledging 65% of the total outstanding Capital Stock of The World’s End (Proprietary) Limited and a consent thereto executed by The World’s End (Proprietary) Limited (including, without limitation, original stock certificates (or the equivalent thereof pursuant to the Applicable Laws and practices of any relevant foreign jurisdiction) evidencing the Capital Stock of The World’s

AMERICAS 90655881	53

End (Proprietary) Limited, together with an appropriate undated stock power for each certificate duly executed in blank by the Borrower).

(b)
Within thirty (30) days of the Effective Date, or such later date as the COFACE Agent, acting on the instructions of the Lenders, may agree, evidence of the completion of all recordings and filings of, or with respect to, the Amended and Restated Collateral Agreement (as defined in the First GARA), the Amended and Restated Pledge Agreement (as defined in the First GARA) and the Borrower Additional Pledge of Accounts as may be necessary to perfect any Lien intended to be created by such documents.

(c)
Within thirty (30) days of the Effective Date, or such later date as the COFACE Agent, acting on the instructions of the Lenders, may agree, evidence in such form as shall be acceptable to the COFACE Agent that the security interests (including the Liens) of the Finance Parties are perfected and subject only to Permitted Liens.

(d)	Such other documents as may be reasonably requested by the COFACE Agent, all in form, content and scope reasonably satisfactory to the COFACE Agent.

3.	Equity and Fees

(a)
Evidence reasonably satisfactory to the COFACE Agent that the Borrower has delivered to Terrapin a Fixed Request Notice (as defined in the Second Terrapin Purchase Agreement) for, and has received in cash from Terrapin, at least US$15,000,000 in equity financing pursuant to the Second Terrapin Purchase Agreement by the later of (i) fifteen (15) Business Days after execution of this Agreement or (ii) 31 August 2015.

(b)
Payment in cash of all fees, costs and expenses of the Finance Parties associated with the negotiation, preparation, due diligence, documentation, administration and closing of all conditions subsequent to the Effective Date specified in this Schedule 6 (Conditions Subsequent to the Effective Date), including payment of all fees and expenses of the Finance Parties and their professional advisors, including, without limitation, any fees payable to White & Case LLP and FTI Consulting, Inc., as approved by the Lenders.

4.	Know Your Customer Requirements
The COFACE Agent shall have received each of the documents required by each of the Lenders in respect of any “Know Your Customer” requirements applicable to such Lender, including, without limitation, in respect of The World’s End (Proprietary) Limited.

AMERICAS 90655881	54